--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------




                                                                January 31, 2001


Dear Shareholder:

      The continued trend of economic growth boosted by strong consumer confidence, a tight labor market and inflation concerns caused the Federal Reserve to aggressively tighten during the first five months of the year. As a result, the Fed raised the discount rate to 6.50% during the year in an attempt to achieve its objective of engineering a "soft landing" for the explosive U.S. economy. The third quarter of 2000 saw a sharp decline in market expectations for further Fed tightenings amidst evidence of significant deceleration in growth, peaking inflation pressures and a sharp reversal in the stock market wealth effect globally.

      During the fourth quarter, investor hopes for a "soft landing" quickly turned into fears of a recession as the U.S. economy rapidly deteriorated. The effects of tighter monetary and fiscal conditions, along with higher energy prices, combined to pull down domestic growth rates. As market expectations transitioned from Fed tightening to a significant Fed easing, high quality fixed-income assets, led by the Treasury market, produced strong double-digit returns.

      The Federal Reserve has expressed great concern over the economy's quick downturn. After removing their tightening bias at their December meeting, the FOMC acted with an aggressive 50 basis point intra-meeting reduction of the Fed Funds rate on January 3, 2001 and another 50 basis point cut at their meeting on January 31, 2001. While we think that the Fed's actions could provide a temporary lift to U.S. investor and consumer sentiment, our intermediate outlook for the economy remains cautious. The potential for tax cuts in 2001 adds further uncertainty to the economic forecast. Given that the primary effect of the stimulus from a tax cut would occur in 2002 and beyond, monetary policy stimulus will have a greater effect on the U.S. economy near term. Considering only moderate economic recovery in Europe and anemic growth in Japan, we believe that enough distress exists within the economic system to warrant additional easing by the Fed over the coming months.

      This report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.


Sincerely,



/s/ Laurence D. Fink                                   /s/ Ralph L. Schlosstein
--------------------                                   ------------------------
Laurence D. Fink                                       Ralph L. Schlosstein
Chairman                                               President

                                                                January 31, 2001


Dear Shareholder:

      We are pleased to present the audited annual report for The BlackRock Municipal Target Term Trust Inc. ("the Trust") for the fiscal year ended December 31, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BMN". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2006, while providing current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and NAV over the past year:


                                 ------------------------------------------------------------
                                   12/31/00       12/31/99     CHANGE      HIGH         LOW
---------------------------------------------------------------------------------------------
  STOCK PRICE                       $9.9375      $9.8125     1.27%       $9.9375     $9.50
---------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)            $10.67       $10.60        .66%      $10.67      $10.34
---------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The rapid expansion of U.S. GDP witnessed throughout much of the period finally slowed dramatically in the third and fourth quarter. After expanding at nearly a 6.0% annualized rate in the first half of the year, growth in the third quarter slowed to 3.0%. Higher oil prices and declines in global equity markets led to declines in consumer spending, residential investment and manufacturing activity. The Federal Reserve raised the discount rate by 0.25% at each of their meetings in November 1999, February 2000, and March 2000 and raised the discount rate by 0.50% in May 2000 to bring the year end discount rate to 6.50%. At their meeting in December 2000, the Federal Reserve left the discount rate unchanged, although it moved towards an easing bias, due to an increasing probability of economic weakness in the foreseeable future.

      Treasury yields were inverted for much of the year. Yields rose on the short-end of the yield curve, in response to the Fed's increases in the discount rate, while yields on the long-end declined below the short-end, partially in reaction to the announcement that the Treasury would buy back $30 billion of Treasuries with maturities ranging from 10 to 30 years. In the second half of the period, weakening stock markets and signs of slowing growth all caused the bond market to price in a neutral Federal Reserve. This shift in market sentiment caused significant yield curve disinversion during the third quarter of 2000, as yields on the short-end fell relative to yields on the long-end. In the last two months of 2000, the Treasury market rallied significantly on the short end of the curve, and in December the yield curve regained its characteristic upward slope. For the annual period, the yield on the 10-year Treasury fell from 6.44% on December 31, 1999 to 5.11% on December 31, 2000.

      During the fourth quarter, the municipal yield curve flattened by 12 bps with 2-year yields declining by 35 bps while 30-year yields declined by 47 bps. Throughout this time frame, municipals continued to outperform taxable spread product while underperforming versus Treasuries. Municipals benefited from retail's continued efforts to diversify out of equities and into fixed income investments as evidenced by the mutual fund industry finally experiencing positive cash flow in the municipal sector during the fourth quarter. Institutional demand for municipal securities has also increased as investors are looking for attractive after tax yields versus Treasuries without the inherent credit risk associated with corporate bonds.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust.

      Over the year, trading activity in the Trust remained relatively low, as many of the securities in the Trust's portfolio continued to trade at prices above where they were purchased. As trading activity that results in the Trust realizing a capital gain could require a taxable distribution, as well as reducing the income generating capacity of the Trust, we remain reluctant to realize capital gains at this time. At present, we are confident that the Trust is on schedule to achieve its primary investment objective of returning $10 per share upon termination and will continue to seek investment opportunities in the municipal market.

      Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the year, the Trust's leverage amount was approximately 38% of total assets.

      The following chart compares the Trust's current and December 31, 1999 asset composition:

--------------------------------------------------------------------------------
                                   SECTOR BREAKDOWN
--------------------------------------------------------------------------------
        SECTOR                          DECEMBER 31, 2000     DECEMBER 31, 1999
--------------------------------------------------------------------------------
        City, County and State                  25%                 22%
--------------------------------------------------------------------------------
        Hospital                                15%                 15%
--------------------------------------------------------------------------------
        Transportation                          11%                 15%
--------------------------------------------------------------------------------
        Water & Sewer                           10%                 10%
--------------------------------------------------------------------------------
        Tax Revenue                              9%                 13%
--------------------------------------------------------------------------------
        Lease Revenue                            8%                  9%
--------------------------------------------------------------------------------
        Education                                7%                  6%
--------------------------------------------------------------------------------
        Utility/Power                            7%                  6%
--------------------------------------------------------------------------------
        Other                                    8%                  4%
--------------------------------------------------------------------------------

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Municipal Target Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,



/s/ Robert S. Kapito                     /s/ Kevin Klingert
--------------------                     ------------------
Robert S. Kapito                         Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                 BlackRock Advisors, Inc.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                 BMN
--------------------------------------------------------------------------------
   Initial Offering Date:                                     September 27, 1991
--------------------------------------------------------------------------------
   Closing Stock Price as of 12/31/00:                              $9.9375
--------------------------------------------------------------------------------
   Net Asset Value as of 12/31/00:                                  $10.67
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 12/31/00 ($9.9375)(1):          5.79%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Common Share(2):                  $.047920
--------------------------------------------------------------------------------
   Current Annualized Distribution per Common Share(2):               $.57504
--------------------------------------------------------------------------------


(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2) Distribution is not constant and is subject to change.

                           PRIVACY PRINCIPLES OF THE TRUST

      The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

      Generally, the Trust does not receive any nonpublic personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

      The Trust restricts access to nonpublic personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

---------------------------------------------------------------------------------------------------------------------------------
              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                   PROVISIONS+      VALUE
 (UNAUDITED)    (000)                      DESCRIPTION                                                  (UNAUDITED)     (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--158.6%
                        ALABAMA--1.0%
                        Hoover Brd. of Ed. Spl. Tax. Wts., AMBAC,
    AAA     $ 1,700++      6.50%, 2/01/01 ...........................................................       N/A        $ 1,737,009
    AAA       1,815++      6.60%, 2/01/01 ...........................................................       N/A          1,854,640
    AAA       1,025++      6.625%, 2/01/01 ..........................................................       N/A          1,047,406
                                                                                                                       -----------
                                                                                                                         4,639,055
                                                                                                                       -----------
                        ALASKA--1.6%
    AAA       9,000     No. Slope Boro., Ser. B, Zero Coupon, 6/30/04, FSA ..........................  No Opt. Call      7,716,240
                                                                                                                       -----------
                        ARIZONA--1.1%
                        Tucson Bus. Dev. Fin., Corp. Lease Rev., FGIC,
    AAA       1,515++      6.25%, 7/01/02 ...........................................................       N/A          1,590,629
    AAA       3,495        6.25%, 7/01/06 ...........................................................   7/02 @ 102       3,667,932
                                                                                                                       -----------
                                                                                                                         5,258,561
                                                                                                                       -----------
                        CALIFORNIA--3.9%
    AAA       6,000     California St., G.O., 6.30%, 9/01/06, AMBAC .................................  No Opt. Call      6,668,700
    AAA       1,910++   California St. Pub. Wrks. Rev., Univ. of Cal., Ser. A, 6.20%,
                          12/01/02, AMBAC ...........................................................       N/A          2,029,088
    AAA       4,000     Glendale Hosp. Rev., Adventist Hlth. Ctr., Ser. A, 6.50%,
                          3/01/07, MBIA .............................................................   3/01 @ 102       4,095,480
    AAA       5,570     Los Angeles Wst. Wtr. Sys. Rev., 5.625%, 6/01/07, MBIA ......................   6/03 @ 102       5,879,525
                                                                                                                       -----------
                                                                                                                        18,672,793
                                                                                                                       -----------
                        COLORADO--8.2%
    AAA      17,150     Denver City & Cnty. G.O., Ser. B., 5.625%, 8/01/07, MBIA ....................  No Opt. Call     18,427,503
                        Denver City & Cnty. Wtr. Brd. Rev., C.O.P., FGIC,
    AAA       2,025++      6.50%, 11/15/01 ..........................................................       N/A          2,087,876
    AAA       1,385        6.50%, 11/15/05 ..........................................................   11/01 @ 101      1,427,173
    AAA       1,110++      6.60%, 11/15/01 ..........................................................       N/A          1,145,409
    AAA         765        6.60%, 11/15/06 ..........................................................   11/01 @ 101        788,738
    AAA       2,295++      6.625%, 11/15/01 .........................................................       N/A          2,368,693
    AAA       1,570        6.625%, 11/15/07 .........................................................   11/01 @ 101      1,618,089
                        Regional Trans. Dist. Transit Vehicle Proj., Ser. A, MBIA,
    AAA       6,215        5.00%, 6/01/06 ...........................................................  No Opt. Call      6,436,192
    AAA       5,470        5.00%, 6/01/07 ...........................................................  No Opt. Call      5,678,571
                                                                                                                       -----------
                                                                                                                        39,978,244
                                                                                                                       -----------
                        DELAWARE--1.7%
    AAA       8,000     Delaware Trans. Auth. Sys. Rev., 5.80%, 7/01/09, MBIA .......................   7/02 @ 102       8,308,720
                                                                                                                       -----------
                        DISTRICT OF COLUMBIA--1.8%
                        District of Columbia, G.O., Ser. B, MBIA,
    AAA       1,060++      5.90%, 6/01/04 ...........................................................       N/A          1,134,677
    AAA       7,190        5.90%, 6/01/06 ...........................................................   6/04 @ 102       7,665,690
                                                                                                                       -----------
                                                                                                                         8,800,367
                                                                                                                       -----------
                        FLORIDA--11.4%
                        Florida St. Div. Bd. Fin. Dept. Gen. Svcs. Rev., Dept. Nat. Res. & Pres.,
    AAA       7,000++      6.45%, 7/01/01, MBIA .....................................................       N/A          7,153,720
    AAA       6,975++      6.75%, 7/01/01, AMBAC ....................................................       N/A          7,206,640
    AAA       2,190     Florida St. Sunshine Skyway Rev., 6.60%, 7/01/07, MBIA ......................   7/01 @ 101       2,236,428
                        Greater Orlando Aviation Auth. Arpt. Fac. Rev., Ser. B, FGIC,
    AAA       4,760        6.55%, 10/01/06 ..........................................................   10/02 @ 102      5,039,126
    AAA       5,070        6.55%, 10/01/07 ..........................................................   10/02 @ 102      5,363,756
    AAA       2,650++   Jacksonville Hlth. Fac. Auth. Rev., Mem. Med. Ctr., Ser. A, 6.625%,
                          5/01/01, MBIA .............................................................       N/A          2,725,127


                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------------
              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                   PROVISIONS+      VALUE
 (UNAUDITED)    (000)                      DESCRIPTION                                                  (UNAUDITED)     (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
                        FLORIDA--(CONTINUED)
    AAA     $ 7,500     Jacksonville Hosp. Rev., Univ. Med. Ctr. Inc. Proj., 6.50%, 2/01/07,
                          CONNIE LEE ................................................................   2/02 @ 102     $ 7,820,175
    AAA       2,000++   No. Broward Hosp. Rev., 6.50%, 1/01/02, MBIA ................................       N/A          2,086,600
    AAA       1,765     Orange Cnty., Tourist Dev. Tax Rev., Ser. A, 6.375%, 10/01/06, AMBAC ........  No Opt. Call      1,866,735
    AAA       8,880     Orange Cnty., Tourist Dev. Tax Rev., Ser. A, 6.375%, 10/01/06, AMBAC ........   10/02 @ 102      9,374,882
    AAA       2,570++   Tampa Allagany Hlth. Sys. St. Joseph Hlth. Ctr., 6.70%, 12/01/01, MBIA ......       N/A          2,682,412
    AAA       1,600     Tampa Util. Tax & Spec. Rev., 6.80%, 10/01/06, AMBAC ........................   10/01 @ 102      1,664,208
                                                                                                                       -----------
                                                                                                                        55,219,809
                                                                                                                       -----------
                        GEORGIA--0.4%
    AAA       1,990     Burke Cnty. Dev. Auth. P.C.R., Oglethorpe Pwr. Corp., Ser. B, 6.45%,
                          1/01/05, MBIA .............................................................    1/04 @ 101      2,112,922
                                                                                                                       -----------
                        HAWAII--4.0%
                        Hawaii St., G.O.,
    AAA       5,675        Ser. CP., 5.50%, 10/01/06, FGIC ..........................................  No Opt. Call      6,022,594
    AAA       9,000        Ser. CS., 5.25%, 4/01/06, MBIA ...........................................  No Opt. Call      9,402,750
    AAA       3,500     Honolulu Cnty., G.O., Ser. A, 5.80%, 1/01/07, FGIC ..........................  No Opt. Call      3,768,415
                                                                                                                       -----------
                                                                                                                        19,193,759
                                                                                                                       -----------
                        ILLINOIS--16.0%
    AAA       4,930++   Alton Hlth. Fac. Rev., Christian Hlth. Ctr., 7.00%, 2/15/01, FGIC ...........       N/A          5,044,475
                        Chicago Cent. Pub. Library, G.O., AMBAC,
    AAA       1,800++      Ser. A, 6.75%, 4/01/02 ...................................................       N/A          1,891,926
    AAA       1,600++      Ser. C, 6.75%, 4/01/02 ...................................................       N/A          1,681,712
    AAA       5,555++   Cook Cnty., G.O., Ser. A, 6.40%, 11/15/02, MBIA .............................       N/A          5,884,689
    AAA       1,775++   Cook Cnty. Cmnty. Sch. Dist., G.O., Ser. A, 6.375%, 1/01/02, FGIC ...........       N/A          1,814,370
    Aaa       7,220     Cook Cnty. Sch. Dist., Zero Coupon, 12/07/07, FGIC ..........................  No Opt. Call      5,267,928
                        Illinois Hlth. Fac. Auth. Rev.,
    AAA       3,300        Elmhurst Mem. Hosp., 6.60%, 1/01/07, FGIC ................................   1/02 @ 102       3,434,970
    AAA      14,585        Sisters Svcs., Inc., Ser. C, 6.625%, 6/01/06, MBIA .......................   6/02 @ 102      15,309,437
                        Illinois Regl. Trans. Auth. Rev., Ser. A, FGIC,
    AAA       2,780++      6.55%, 11/01/01 ..........................................................       N/A          2,890,588
    AAA       6,125++      6.625%, 11/01/01 .........................................................       N/A          6,372,328
    AAA       8,725++   Illinois St., Ded. Tax Rev., 6.40%, 12/15/01, AMBAC .........................       N/A          9,085,604
                        Illinois St. Sales Tax Rev., Ser. O.,
    AAA       5,900        Zero Coupon, 6/15/07 .....................................................  No Opt. Call      4,395,972
    AAA       5,635        Zero Coupon, 6/15/08 .....................................................  No Opt. Call      3,997,356
    AAA       2,065++      6.50%, 6/15/01 ...........................................................       N/A          2,128,127
    AAA       3,935        6.50%, 6/15/06, MBIA .....................................................   6/02 @ 101       4,051,358
    AAA       2,000++      6.60%, 6/15/07 ...........................................................       N/A          2,062,020
    AAA       2,000     Will Cnty. Cmnty. Sch. Dist. Rev., 7.05%, 12/01/08, AMBAC ...................  No Opt. Call      2,343,780
                                                                                                                       -----------
                                                                                                                        77,656,640
                                                                                                                       -----------
                        INDIANA--1.9%
    AAA       9,000     Indiana Univ. Rev., Student Fee, Zero Coupon, 8/01/06, AMBAC ................  No Opt. Call      6,999,840
    AAA       2,270     Noblesville West Indpt. Sch. Bldg. Corp., G.O., 7.00%, 7/01/07, MBIA ........   1/01 @ 102       2,315,400
                                                                                                                       -----------
                                                                                                                         9,315,240
                                                                                                                       -----------
                        KENTUCKY--5.0%
                        Danville Multi-City Lease Rev., Swr & Drain Sys., MBIA,
    AAA       2,015++      6.60%, 3/01/02 ...........................................................       N/A          2,110,894
    AAA       2,160++      6.65%, 3/01/02 ...........................................................       N/A          2,264,004
    AAA       3,750++   Kentucky Dev. Fin. Auth. Rev., Sisters of Charity, 6.60%, 11/01/01, MBIA ....       N/A          3,891,075
    AAA      12,610     Kentucky Econ. Dev. Fin. Auth., Norton Hlth. Inc., Ser. B,
                          Zero Coupon, 10/01/07 .....................................................  No Opt. Call      9,167,217
    AAA       6,410     Kentucky St. Ppty. & Bldg. Auth. Rev., Proj. 45, 6.625%, 10/01/07, MBIA .....   10/01 @ 102      6,648,003
                                                                                                                       -----------
                                                                                                                        24,081,193
                                                                                                                       -----------
                        LOUISIANA--7.0%
                        Jefferson Sales Tax Dist. Rev., FGIC,
    AAA       6,505        Ser. A, 6.75%, 12/01/02 ..................................................   12/02 @ 100      6,814,378
    AAA      14,495        Ser. A, 6.75%, 12/01/06 ..................................................  No Opt. Call     15,138,288
    AAA       4,000++      Ser. B, 6.75%, 12/01/02 ..................................................       N/A          4,186,480

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------------
              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                   PROVISIONS+      VALUE
 (UNAUDITED)    (000)                      DESCRIPTION                                                  (UNAUDITED)     (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
                        LOUISIANA--(CONTINUED)
    AAA     $ 3,500++   Louisiana St., G.O., Ser. A, 6.50%, 5/01/02, AMBAC ..........................        N/A       $ 3,673,320
    AAA       5,250     New Orleans, G.O., Zero Coupon, 9/01/06, AMBAC ..............................  No Opt. Call      4,070,272
                                                                                                                       -----------
                                                                                                                        33,882,738
                                                                                                                       -----------
                        MASSACHUSETTS--5.0%
    AAA       3,670++   Mansfield, G.O., 6.65%, 1/15/02, AMBAC ......................................       N/A          3,837,646
    AAA      20,015++   Massachusetts Bay Trans. Auth. Rev., Gen. Tran. Sys., Ser. A,
                          6.625%, 3/01/01, MBIA .....................................................       N/A         20,495,960
                                                                                                                       -----------
                                                                                                                        24,333,606
                                                                                                                       -----------
                        MICHIGAN--9.0%
                        Detroit Swr. Disp. Rev., FGIC,
    AAA       1,655++      6.60%, 7/01/01 ...........................................................       N/A          1,708,357
    AAA       1,765++      6.65%, 7/01/01 ...........................................................       N/A          1,822,327
    AAA       1,880++      6.70%, 7/01/01 ...........................................................       N/A          1,941,514
    AAA       3,750     Grand Rapids Wtr. Sply., 6.625%, 1/01/08, FGIC ..............................   1/01 @ 102       3,825,000
                        Michigan Mun. Bond Auth. Rev.,
    AAA       1,165++      Ser. G, 6.35%, 11/01/04, AMBAC ...........................................       N/A          1,274,184
    AAA         675        Ser. G, 6.35%, 11/01/06, AMBAC ...........................................   11/04 @102         735,001
    AAA       5,000        Spec. Tax, Ser. D, Zero Coupon, 5/15/06, MBIA ............................  No Opt. Call      3,932,000
                        Michigan St. Bldg. Auth. Rev.,
    AAA      11,590        Ser. I, 6.75%, 10/01/07, MBIA ............................................   10/01 @ 102     12,031,695
    AAA       3,850++      Ser. II, 6.75%, 10/01/01, AMBAC ..........................................       N/A          4,001,651
    AAA      11,940     Michigan St. Hosp. Fin. Auth. Rev., Sparrow Oblig. Grp., 6.60%,
                          11/15/07, MBIA ............................................................   11/01 @ 102     12,400,168
                                                                                                                       -----------
                                                                                                                        43,671,897
                                                                                                                       -----------
                        MINNESOTA--0.7%
    AAA       3,295     Minnesota ST. Hsg. Fin. Auth. Rev., Ser. D., 5.35%, 8/01/06, MBIA ...........   2/05 @ 102       3,415,202
                                                                                                                       -----------
                        NEVADA--4.9%
    AAA       6,210++   Clark Cnty. Flood Ctrl., G.O., 6.40%, 11/01/01, AMBAC .......................       N/A          6,390,463
                        Clark Cnty. Sch. Dist., G.O. Ser. A, MBIA,
    AAA      11,000++      6.70%, 3/01/01 ...........................................................       N/A         11,155,320
    AAA       1,500++      6.75%, 3/01/01 ...........................................................       N/A          1,521,300
                        Director St. Dept., Las Vegas Monorail, AMBAC
    AAA         800        Zero Coupon, 1/01/07 .....................................................  No Opt. Call        607,112
    AAA       1,295        Zero Coupon, 1/01/08 .....................................................  No Opt. Call        936,155
    AAA       3,250++   Reno Hosp. Auth. Rev., St. Mary Regl. Med. Ctr., 6.70%, 7/01/01, MBIA .......       N/A          3,356,340
                                                                                                                       -----------
                                                                                                                        23,966,690
                                                                                                                       -----------
                        NEW HAMPSHIRE--0.5%
    AAA       2,310     New Hampshire High. Ed. Auth. Rev., Elliot Hosp. of Manchester,
                           6.70%, 10/01/06, AMBAC ...................................................   10/02 @ 102      2,392,352
                                                                                                                       -----------
                        NEW JERSEY--16.8%
                        Elizabeth, G.O., MBIA,
    AAA      10,235++      6.60%, 8/01/01 ...........................................................       N/A         10,588,619
    AAA         265        6.60%, 8/01/06 ...........................................................   8/01 @ 102         273,817
                        Howell Twp., G.O., FGIC,
    AAA       7,715        6.70%, 1/01/06 ...........................................................   1/02 @ 102       8,049,214
    AAA       2,925        6.75%, 1/01/07 ...........................................................   1/02 @ 102       3,052,822
                        New Jersey St. Highway Auth., Gen. Rev., Garden St. Pkwy., AMBAC,
    AAA         220++      6.15%, 1/01/02 ...........................................................       N/A            228,785
    AAA       1,545        6.15%, 1/01/07 ...........................................................   1/02 @ 102       1,602,381
    AAA       5,000     New Jersey St. Trans. Trust Fund Auth. Sys. Rev., Ser A.,
                           5.125%, 6/15/07, AMBAC ...................................................   6/05 @ 102       5,238,100
                        New Jersey St. Hlth. Care Fac. Fin. Auth. Rev., Hackensack Med. Ctr., FGIC,
    AAA      12,755++      6.65%, 7/01/01 ...........................................................       N/A         13,172,471
    AAA       3,735++      6.70%, 7/01/01 ...........................................................       N/A          3,858,143
    AAA      30,000++   New Jersey St. Tpk. Auth. Rev., Ser. C, 6.40%, 1/01/01, AMBAC ...............       N/A         30,450,000

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------------
              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                   PROVISIONS+      VALUE
 (UNAUDITED)    (000)                      DESCRIPTION                                                  (UNAUDITED)     (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
                        NEW JERSEY--(CONTINUED)
                        No. Jersey Dist. Cmnty. Wtr. Sply. Rev., MBIA,
    AAA     $ 2,525        Wanaque No. Proj., Ser. B, 6.50%, 11/15/06 ...............................   11/01 @ 102    $ 2,622,768
    AAA       1,065        Wanaque So. Proj., 6.50%, 7/01/06 ........................................       ETM          1,155,418
    AAA       1,250     Warren Cnty. Fin. Auth., P.C.R., 6.55%, 12/01/06, MBIA ......................   12/02 @ 102      1,285,263
                                                                                                                       -----------
                                                                                                                        81,577,801
                                                                                                                       -----------
                        NEW MEXICO--0.8%
    AAA       3,535     Gallup, P.C.R., Plains Elec. Gen., 6.50%, 8/15/07, MBIA .....................   8/02 @ 102       3,718,537
                                                                                                                       -----------
                        NEW YORK--14.9%
    AAA       2,800     Nassau Cnty., G.O., Ser. Y, 5.00%, 3/01/06, FGIC ............................  No Opt. Call      2,892,708
                        New York City, G.O.,
    AAA      13,000        Ser. A, 7.00%, 8/01/07, FSA ..............................................  8/06 @ 101.5     14,895,400
    AAA      10,000        Ser. E, 6.125%, 8/01/06, MBIA ............................................  No Opt. Call     10,935,100
                        New York City Mun. Wtr. Fin. Auth., Wtr & Swr. Sys. Rev., Ser. A, FGIC,
    AAA      11,100        6.15%, 6/15/07 ...........................................................  6/02 @ 101.5     11,547,774
    AAA       1,090++      6.75%, 6/15/01 ...........................................................       N/A          1,114,645
    AAA       1,070        6.75%, 6/15/06 ...........................................................   6/01 @ 101       1,092,363
    AAA       1,340++      7.00%, 6/15/01 ...........................................................       N/A          1,371,771
    AAA       1,320        7.00%, 6/15/07 ...........................................................   6/01 @ 101       1,350,228
    AAA       4,500     New York St. Environ. Fac. Corp., P.C.R., Ser. D, 6.40%, 5/15/06 ............   11/04 @ 102      4,932,855
    AAA       9,830     New York St. Hsg. Fin. Agcy. Rev., Hsg. Proj. Mtge., Ser. A,
                           5.50%, 11/01/06, FSA .....................................................   5/06 @ 102      10,287,095
    AAA       5,250     New York St. Urb. Dev. Corp. Rev., 5.625%, 1/01/07, AMBAC ...................   1/03 @ 102       5,481,998
    AAA       6,000     Triborough Brdg. & Tunl. Auth. Rev., Ser. B, 6.70%, 1/01/08, FGIC ...........   1/01 @ 102       6,120,000
                                                                                                                       -----------
                                                                                                                        72,021,937
                                                                                                                       -----------
                        NORTH CAROLINA--1.3%
    AAA       6,000     North Carolina Eastern Mun. Pwr. Agcy. Sys. Rev., Ser. B,
                           6.00%, 1/01/06, CAPMAC ...................................................  No Opt. Call      6,424,080
                                                                                                                       -----------
                        NORTH DAKOTA--0.4%
    AAA       2,035     Grand Forks Hlth. Care Fac. Rev., United Hosp. Oblig. Grp.,
                           6.50%, 12/01/06, MBIA ....................................................  12/01 @ 102       2,109,257
                                                                                                                       -----------
                        PENNSYLVANIA--10.8%
    AAA       6,200++   Beaver Cnty. Hosp. Auth., 6.625%, 7/01/02, AMBAC ............................       N/A          6,542,860
    AAA       1,500++   Coatesville Sch. Dist., G.O., 6.60%, 01/15/01, AMBAC ........................       N/A          1,507,545
    AAA      10,000++   Harrisburg Auth. Lease Rev., 6.625%, 6/01/01, FSA ...........................       N/A         10,203,700
    AAA       7,450++   Pennsylvania St., G.O., Ser. A, 6.50%, 11/01/01, FGIC .......................       N/A          7,708,515
    AAA       1,445++   Pennsylvania St. Higher Edl. Rev., 6.75%, 7/01/01, MBIA .....................       N/A          1,492,627
    AAA       4,500     Pennsylvania St. Tpk. Auth. Rev., Ser. O, 5.80%, 12/01/07, FGIC .............   12/02 @ 102      4,701,780
                        Philadelphia Mun. Auth., Justice Lease Rev.,
    AAA       1,550        Ser. A, 7.00%, 11/15/04, MBIA ............................................   11/01 @ 102      1,617,193
    AAA       2,370++      Ser. B, 7.10%, 11/15/01, FGIC ............................................       N/A          2,477,835
    AAA       2,950     Philadelphia Wtr. & Wastewtr., Rev., 5.50%, 6/15/06, MBIA ...................  No Opt. Call      3,122,398
                        Pittsburgh & Allegheny Cntys. Rev., AMBAC,
    AAA       1,015++      Ser. A, 6.50%, 7/15/01 ...................................................       N/A          1,028,276
    AAA         900++      Ser. B, 6.50%, 7/15/01 ...................................................       N/A            911,772
    AAA       3,000     Schuylkill Cnty. Redev. Auth., Common Lease Rev., Ser. A,
                           7.00%, 6/01/07, FGIC .....................................................   6/01 @ 102       3,093,750
    AAA       7,800++   Westmoreland Cnty., G.O., 6.70%, 8/01/01, AMBAC .............................       N/A          7,919,106
                                                                                                                       -----------
                                                                                                                        52,327,357
                                                                                                                       -----------
                        RHODE ISLAND--2.4%
    AAA      11,220++   Conv. Ctr. Auth. Rev., Ser. A, 6.60%, 5/15/01, MBIA .........................       N/A         11,546,502
                                                                                                                       -----------
                        SOUTH CAROLINA--2.0%
    AAA       4,390     Piedmont Mun. Pwr. Agcy. Elec. Rev., 6.85%, 1/01/07, FGIC ...................   1/01 @ 102       4,531,138
    AAA       5,100     Rock Hill Util. Sys. Rev., 6.50%, 1/01/07, FGIC .............................   1/01 @ 102       5,202,000
                                                                                                                       -----------
                                                                                                                         9,733,138
                                                                                                                       -----------

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------------
              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                   PROVISIONS+      VALUE
 (UNAUDITED)    (000)                      DESCRIPTION                                                  (UNAUDITED)     (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
                        TENNESSEE--0.5%
    AAA     $ 2,350     Met. Nashville Arpt. Rev., Ser. C, 6.625%, 7/01/07, FGIC ....................   7/01 @ 102     $ 2,422,592
                                                                                                                       -----------
                        TEXAS--17.0%
    AAA       2,000++   Austin Util. Sys. Rev., 6.875%, 5/15/01, AMBAC ..............................       N/A          2,060,160
    AAA       8,500     Cypress-Fairbanks Indpt. Sch. Dist., G.O., Zero Coupon, 8/01/06, AMBAC ......  No Opt. Call      6,629,065
    AAA       5,800     El Paso Cnty. Tax Rev., Ser. B, 6.40%, 2/15/07, MBIA ........................   2/02 @ 100       5,932,008
    AAA       3,375++   Ft. Bend Cnty., Perm. Imprvt., G.O., 6.60%, 9/01/02, FGIC ...................       N/A          3,509,797
                        Harris Cnty. Toll Rd., Sr. Lien, Ser. A, FGIC,
    AAA      10,395++      6.50%, 8/15/02 ...........................................................       N/A         10,978,264
    AAA       1,955        6.50%, 8/15/06 ...........................................................   8/02 @ 102       2,059,338
    AAA       3,160++      6.50%, 8/15/02 ...........................................................       N/A          3,337,308
    AAA         590        6.50%, 8/15/07 ...........................................................   8/02 @ 102         621,199
                        Houston Wtr. & Swr. Sys. Rev., Ser. B, FGIC,
    AAA       1,775++      6.75%, 12/01/01 ..........................................................       N/A          1,852,603
    AAA      13,225        6.75%, 12/01/08 ..........................................................   12/01 @ 102     13,778,995
    AAA       1,900     No. Central Texas Hlth. Fac. Dev. Corp. Rev., Childrens Med.
                           Ctr. of Dallas, 6.375% 10/01/06, MBIA ....................................   10/01 @ 102      1,963,441
    AAA       1,550++   No. Texas Wtr. Dist., 6.40%, 6/01/03, MBIA ..................................       N/A          1,629,438
    AAA       3,000++   Round Rock Indpt. Sch. Dist., G.O., 6.75%, 8/15/01, MBIA ....................       N/A          3,049,740
    AAA       8,115     San Antonio Elec.& Gas Rev., Ser. B, Zero Coupon, 2/01/08 ...................       ETM          5,914,942
    AAA      15,000     Texas Mun. Pwr. Agy. Rev., Zero Coupon, 9/01/06, AMBAC ......................  No Opt. Call     11,655,148
    AAA       3,745++   Texas St. Bldg. Fin. Auth. Rev., 7.00%, 2/01/01, MBIA .......................       N/A          3,753,202
    AAA       3,395     Tyler Cnty. Hlth. Fac. Dev. Corp. Rev., Mother Francis Hosp.,
                           6.50%, 7/01/06, FGIC .....................................................   7/02 @ 102       3,559,454
                                                                                                                       -----------
                                                                                                                        82,284,102
                                                                                                                       -----------
                        WASHINGTON--6.0%
                        Seattle, G.O., Ser. E, MBIA,
    AAA       1,700        Zero Coupon, 12/15/07 ....................................................  No Opt. Call      1,233,129
    AAA       1,345        Zero Coupon, 12/15/08 ....................................................  No Opt. Call        928,830
    AAA       1,250     Snohomish Cnty. Pub. Util. Dist., Elec. Rev., 6.55%, 1/01/07, FGIC ..........       ETM          1,301,600
                        Snohomish Cnty. Sch. Dist., G.O., MBIA,
    AAA       3,835        6.70%, 12/01/06 ..........................................................   12/01 @ 100      3,921,441
    AAA       4,145        6.75%, 12/01/07 ..........................................................   12/01 @ 100      4,236,895
    AAA       5,000     Washington St., G.O., Ser. B, 5.00%, 1/01/08, MBIA ..........................  No Opt. Call      5,175,650
                        Washington St. Pub. Pwr. Sply. Sys. Rev., Nuclear Proj. No. 2, Ser. A,
    AAA      12,875        Zero Coupon, 7/01/06, MBIA ...............................................  No Opt. Call      9,991,901
    AAA       2,265++      6.50%, 7/01/01, FGIC .....................................................       N/A          2,336,370
                                                                                                                       -----------
                                                                                                                        29,125,816
                                                                                                                       -----------
                        WISCONSIN--0.6%
    AAA       2,850     Wisconsin Hlth. & Ed. Fac. Auth., Columbia Hosp. Rev., 6.50%,
                           11/15/06, MBIA ...........................................................   11/01 @ 102      2,960,096
                                                                                                                       -----------
                        TOTAL LONG-TERM INVESTMENTS (COST $734,067,205)                                                768,867,243
                                                                                                                       -----------

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------------
              PRINCIPAL
   RATING*     AMOUNT                                                                                                     VALUE
 (UNAUDITED)    (000)                      DESCRIPTION                                                                  (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
                        SHORT-TERM INVESTMENTS**--1.1%
                        CALIFORNIA--0.1%
  VMIGI         400     Irvine Cnty., Impt. Bd. Act 1915, Spec. Assmt. Dist. 97-17, 3.70%, 1/02/01, FRDD              $    400,000
                                                                                                                      ------------
                        NEW YORK--1.0%
  VMIGI       4,900     Long Island Pwr. Auth., Ser. 5, 4.90%, 1/02/01, FRDD                                             4,900,000
                                                                                                                      ------------
                        TEXAS
   A-1+          95     Harris Cnty. Hlth. Facs. Dev. Corp. Rev., St. Lukes Episcopal
                           Hosp., Ser. A, 4.95%, 1/02/01, FRDD                                                              95,000
                                                                                                                      ------------
                        TOTAL SHORT-TERM INVESTMENTS (COST $5,395,000)                                                   5,395,000
                                                                                                                      ------------
                        TOTAL INVESTMENTS--159.7% (COST $739,462,205)                                                  774,262,243
                        Other assets in excess of liabilities--2.0%                                                      9,483,803
                        Liquidation value of preferred stock (61.7%)                                                  (299,100,000)
                                                                                                                      ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100%                                            $484,646,046
                                                                                                                      ============

------------------
  * Using the higher of Standard &Poor's, Moody's or Fitch's rating.
 ** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
  + Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
 ++ This bond is pre-refunded. See Glossary for definition.



-------------------------------------------------------------------------------------------------------------------

                                    THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
       AMBAC--American Municipal Bond Assurance Corporation              FRDD--Floating Rate Daily Demand**
      CAPMAC--Capital Markets Assurance Company                           FSA--Financial Security Assurance
      C.O.P.--Certificate of Participation                               G.O.--General Obligation
  CONNIE LEE--College Construction Loan Insurance Association            MBIA--Municipal Bond Insurance Association
         ETM-- Escrowed to Maturity                                    P.C.R.--Pollution Control Revenue
        FGIC-- Financial Guaranty Insurance Company

-------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $739,462,205) (Note 1)..  $774,262,243
Cash ...............................................       444,070
Interest receivable ................................    12,304,428
Other assets .......................................        10,685
                                                      ------------
                                                       787,021,426
                                                      ------------
LIABILITIES
Dividends payable--common stock ....................     2,176,078
Dividends payable--preferred stock .................       248,934
Investment advisory fee payable (Note 2) ...........       457,630
Administration fee payable (Note 2) ................        46,587
Deferred directors fees (Note 1) ...................        29,476
Other accrued expenses .............................       316,675
                                                      ------------
                                                         3,275,380
                                                      ------------
NET INVESTMENT ASSETS ..............................  $783,746,046
                                                      ------------

Net investment assets were comprised of:
   Common stock:
     Par value (Note 4) ............................  $    454,106
     Paid-in capital in excess of par ..............   420,058,822
   Preferred stock (Note 4) ........................   299,100,000
                                                      ------------
                                                       719,612,928
   Undistributed net investment income .............    29,355,645
   Accumulated net realized loss ...................       (22,565)
   Net unrealized appreciation .....................    34,800,038
                                                      ------------
   Net investment assets, December 31, 2000 ........  $783,746,046
                                                      ============
   Net assets applicable to common
     shareholders ..................................  $484,646,046
                                                      ============

Net asset value per common share:
   ($484,646,046 o 45,410,639 shares of
   common stock issued and outstanding) ............        $10.67
                                                            ======


--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
   Interest and discount earned ..................    $ 45,842,812
                                                      ------------

Expenses
   Investment advisory ...........................       2,682,707
   Auction agent .................................         715,474
   Administration ................................         536,541
   Reports to shareholders .......................         185,000
   Custodian .....................................         145,000
   Legal .........................................         131,000
   Directors .....................................          74,000
   Independent accountants .......................          72,000
   Registration ..................................          42,000
   Transfer agent ................................          40,000
   Miscellaneous .................................         133,577
                                                      ------------
   Total expenses ................................       4,757,299
                                                      ------------
Net investment income ............................      41,085,513
                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized loss on investments .................          (3,051)
Net change in unrealized appreciation
   on investments ................................       2,003,330
                                                      ------------
Net gain on investments ..........................       2,000,279
                                                      ------------

NET INCREASE IN NET INVESTMENT
  ASSETS RESULTING FROM OPERATIONS ...............    $ 43,085,792
                                                      ============

   See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                        -----------------------------
                                                                                         2000                   1999
                                                                                        ------                 ------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
OPERATIONS:
   Net investment income ........................................................   $ 41,085,513            $ 38,411,884
   Net realized gain (loss) on investments ......................................         (3,051)                  2,678
   Net change in unrealized appreciation on investments .........................      2,003,330             (30,439,561)
                                                                                    ------------            ------------
     Net increase in net investment assets resulting from operations ............     43,085,792               7,975,001
                                                                                    ------------            ------------
DIVIDENDS:
   To common shareholders from net investment income ............................    (27,019,800)            (27,927,182)
   To preferred shareholders from net investment income .........................    (11,822,875)             (7,435,130)
                                                                                    ------------            ------------
     Total dividends ............................................................    (38,842,675)            (35,362,312)
                                                                                    ------------            ------------
CAPITAL STOCK TRANSACTIONS:
   Net proceeds from preferred stock issuance ...................................     73,039,437                      --
                                                                                    ------------            ------------
     Total increase (decrease) ..................................................     77,282,554             (27,387,311)
                                                                                    ------------            ------------
NET INVESTMENT ASSETS
Beginning of year ...............................................................    706,463,492             733,850,803
                                                                                    ------------            ------------
End of year (including undistributed net investment income of
   $29,355,645 and $27,112,807, respectively) ...................................   $783,746,046            $706,463,492
                                                                                    ============            ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                       YEAR ENDED DECEMBER 31,
                                                               ---------------------------------------------------------------
PER COMMON SHARE OPERATING PERFORMANCE:                          2000          1999          1998           1997         1996
                                                               -------       -------       -------        -------       -------
Net asset value, beginning of year ..........................  $ 10.60       $ 11.21       $ 11.22        $ 10.96       $ 11.14
                                                               -------       -------       -------        -------       -------
  Net investment income .....................................      .90           .85           .85            .85           .84
  Net realized and unrealized gain (loss) on investments ....      .05          (.68)         (.08)           .20          (.24)
                                                               -------       -------       -------        -------       -------
Net increase from investment operations .....................      .95           .17           .77           1.05           .60
                                                               -------       -------       -------        -------       -------
Dividends from net investment income to:
  Common shareholders .......................................     (.60)         (.62)         (.61)          (.61)         (.61)
  Preferred shareholders ....................................     (.26)         (.16)         (.17)          (.18)         (.17)
Distributions from net realized gain on investment to:
  Common shareholders .......................................       --            --            --              *             *
  Preferred shareholders ....................................       --            --            --              *             *
                                                               -------       -------       -------        -------       -------
Total dividends and distributions ...........................     (.86)         (.78)         (.78)          (.79)         (.78)
                                                               -------       -------       -------        -------       -------
Capital charge with respect to issuance
  of preferred shares .......................................     (.02)           --            --             --            --
                                                               -------       -------       -------        -------       -------
Net asset value, end of year** ..............................  $ 10.67       $ 10.60       $ 11.21        $ 11.22       $ 10.96
                                                               =======       =======       =======        =======       =======
Market value, end of year** .................................  $ 9.938       $  9.81       $ 11.38        $ 11.00       $ 10.25
                                                               =======       =======       =======        =======       =======
TOTAL INVESTMENT RETURN+ ....................................     7.63%        (8.43)%        9.35%         13.69%         7.43%
                                                               =======       =======       =======        =======       =======
RATIOS TO AVERAGE NET ASSETS OF
  COMMON SHAREHOLDERS:++
Expenses ....................................................     1.00%          .87%          .80%           .88%          .91%
Net investment income before preferred stock dividends ......     8.61%         7.72%         7.63%          7.70%         7.75%
Preferred stock dividends ...................................     2.48%         1.49%         1.50%          1.61%         1.59%
Net investment income available to common stockholders ......     6.13%         6.23%         6.13%          6.09%         6.16%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) .... $477,169      $497,324      $508,037       $500,227      $494,667
Portfolio turnover ..........................................        5%            4%            0%             8%            5%
Net assets of common shareholders, end of year
  (in thousands) ............................................ $484,646      $481,463      $508,851       $509,613      $497,686
Preferred stock outstanding (in thousands) .................. $299,100      $225,000      $225,000       $225,000      $225,000
Asset coverage per share of preferred stock, end of year .... $ 65,530      $ 78,514      $ 81,550       $ 81,640      $ 80,298

---------------
 * Actual amount paid for the year ended December 31, 1997 to preferred shareholders was $.0008 and to common shareholders was $.0031 and for the year ended December 31, 1996 to preferred shareholders was $.0007 and to common shareholders was $.0024.
** Net asset value and market value are published in BARRON'S on Saturday and
   THE WALL STREET JOURNAL on Monday.
 + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets of common stockholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common stock.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL
TARGET TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1. ORGANIZATION &   The BlackRock  Municipal  Target Term Trust on July 16,
ACCOUNTING               1991 as a diversified, closed-end management investment
POLICIES                 company. The Inc. (the "Trust"), was Trust's investment
                         objective is to manage a diversified  portfolio of high
organized in Maryland quality securities that will return $10 per share to investors on or about December 31, 2006 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NEW ACCOUNTING POLICIES: The Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Trust will begin amortizing premiums and discounts on debt securities effective January 1, 2001. Prior to this date, the Trust amortized premiums and original issue discount on debt securities but did not amortize market discount. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. The impact of this accounting change is anticipated to have an immaterial effect on the financial statements and will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation, based on securities held as of December 31, 2000.

NOTE 2. AGREEMENTS       The Trust has an  Investment  Advisory  Agreement  with
                         BlackRock  Advisors,  Inc. (the  "Advisor")  which is a
wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC
("PIFM"), a wholly-owned subsidiary of The Prudential Insurance Company of America.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.07% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO        Purchases   and   sales   of   SECURITIES    investment
                         securities,  other than short-term  investments for the
year  ended  December  31,  2000  aggregated   $104,627,450   and   $36,102,497,
respectively.

   The federal income tax basis of the Trust's investments at December 31, 2000 was the same as the basis for financial reporting purposes and, accordingly, net unrealized appreciation on investments for federal income tax purposes was $34,800,038 (gross unrealized appreciation--$34,833,276, gross unrealized depreciation--$33,238).

   For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 2000 of approximately $22,600 of which approximately $19,500 will expire in 2006 and approximately $3,100 will expire in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

NOTE 4. CAPITAL          There are 200 million  shares of $.01 par value  common
                         stock authorized.  The Trust may classify or reclassify
any unissued shares of common stock into one or more series of preferred stock. Of the 45,410,639 common shares outstanding at December 31, 2000, the Advisor owned 10,639 shares. As of December 31, 2000, there were 11,964 preferred shares outstanding as follows: Series W7-5,964, Series F7-3,000 and Series W28-3,000 which includes 2,964 shares of Series W7 issued on March 10, 2000.

   On March 10, 2000, the Trust reclassified 2,964 shares of common stock and issued an additional 2,964 shares of Series W-7 preferred stock. The additional shares issued have identical rights and features of the existing Series W-7 preferred stock. Estimated offering cost of $319,563 and underwriting discount of $741,000 have been charged to paid-in capital in excess of par of the common shares.

   Dividends on Series W7 and Series F7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.4% to 5.9% during the year ended December 31, 2000.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

   The preferred stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of preferred stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of preferred stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS        On December  31,  2000,  the Board of  Directors of the
                         Trust declared a dividend from  undistributed  earnings
of $0.04792 per common share payable on February 1, 2000 to shareholders of record on January 16, 2001.

   For  the  period   January  1,  2001  to  January  31,  2001   dividends  and
distributions declared on preferred shares totalled $1,065,512 in aggregate for the three outstanding preferred stock series.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Municipal Target Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Municipal Target Term Trust Inc. (the "Trust"), as of December 31, 2000, and the related statement of operations for the year then ended, and of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Municipal Target Term Trust Inc. as of December 31, 2000, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
-------------------------
New York, New York
February 9, 2001

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We are required by the Internal Revenue Code to advise you within 60 days of the Trust's tax year end as to the federally exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that all dividends, common and preferred, paid by the Trust during the fiscal year were federal tax-exempt interest dividends.

      For purposes of preparing your annual federal income tax return, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099 DIV.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue any new shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Municipal Target Term Trust Inc.'s investment objective is to provide current income exempt from regular federal income tax and to return $10 per share (the initial public offering price per share) to investors on or about December 31, 2006.


WHO MANAGES THE TRUST?

      BlackRock Advisors, Inc. ("the Advisor") is an SEC-registered investment advisor. As of December 31, 2000, The Advisor and its affiliates (together, "BlackRock") managed $204 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $26 billion family of open-end funds. BlackRock's 301 clients are domiciled in the United States and overseas.


WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest substantially all of its assets in a diversified portfolio of tax-exempt municipal obligations which are rated Aaa by Moody's or AAA by S&P or are covered by insurance or a guaranty of the timely payment of both principal and interest from an entity having a Aaa or AAA rating or are determined by the Advisor to be of comparable credit quality.


WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Advisor will implement a conservative strategy that will seek to closely match the maturity or call provisions of the assets of the portfolio with the future return of the initial investment at the end of 2006. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold or are called, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a small portion of its income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from regular federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive tax-exempt income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's common shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.


LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BMN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price the fund is said to be trading at a discount.

DIVIDEND:                     Income  generated by securities in a portfolio and
                              distributed to shareholders after the deduction of expenses. The Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders    may   have   all   dividends   and
                              distributions   of  capital  gains   automatically
                              reinvested into additional shares of the Trust.

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):        Net asset value is the total  market  value of all
                              securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL each Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PRE-REFUNDED BONDS:           These  securities  are   collateralized   by  U.S.
                              Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------



TAXABLE TRUSTS
-------------------------------------------------------------------------------------------------------------

                                                                                     STOCK          MATURITY
PERPETUAL TRUSTS                                                                     SYMBOL           DATE
                                                                                     ------         --------
The BlackRock Income Trust Inc.                                                        BKT             N/A
The BlackRock North American Government Income Trust Inc.                              BNA             N/A
The BlackRock High Yield Trust                                                         BHY             N/A

TERM TRUSTS

The BlackRock 2001 Term Trust Inc.                                                     BTM            06/01
The BlackRock Strategic Term Trust Inc.                                                BGT            12/02
The BlackRock Investment Quality Term Trust Inc.                                       BQT            12/04
The BlackRock Advantage Term Trust Inc.                                                BAT            12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                              BCT            12/09



TAX-EXEMPT TRUSTS
-------------------------------------------------------------------------------------------------------------

                                                                                     STOCK          MATURITY
PERPETUAL TRUSTS                                                                     SYMBOL           DATE
                                                                                     ------         --------
The BlackRock Investment Quality Municipal Trust Inc.                                  BKN             N/A
The BlackRock California Investment Quality Municipal Trust Inc.                       RAA             N/A
The BlackRock Florida Investment Quality Municipal Trust                               RFA             N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.                       RNJ             N/A
The BlackRock New York Investment Quality Municipal Trust Inc.                         RNY             N/A
The BlackRock Pennsylvania Strategic Municipal Trust                                   BPS             N/A
The BlackRock Strategic Municipal Trust                                                BSD             N/A

TERM TRUSTS

The BlackRock Municipal Target Term Trust Inc.                                         BMN            12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                                   BRM            12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.                        BFC            12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                                BRF            12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                          BLN            12/08
The BlackRock Insured Municipal Term Trust Inc.                                        BMT            12/10



         IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT
         (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of December 31, 2000, BlackRock and its affiliates (together "BlackRock") managed $204 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $26 billion family of open-end funds. BlackRock's 301 clients are domiciled in the United States and overseas.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.







                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

---------------                                    -----------------------------
  BLACKROCK
---------------                                    -----------------------------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS                                              -----------
Ralph L. Schlosstein, PRESIDENT                   THE  BLACKROCK
Keith T. Anderson, VICE PRESIDENT                     -----------
Michael C. Huebsch, VICE PRESIDENT                MUNICIPAL TARGET
Robert S. Kapito, VICE PRESIDENT                  TERM TRUST INC.
Kevin M. Klingert, VICE PRESIDENT                 =======================
Richard M. Shea, VICE PRESIDENT/TAX               ANNUAL REPORT
Henry Gabbay, TREASURER                           DECEMBER 31, 2000
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center 3
100 Mulberry Street
Newark, NJ07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North  Quincy,  MA 02171
(800)  699-1BFM

AUCTION  AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT  AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

   This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of any securities.

THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
c/o Prudential Investments Fund Management LLC
               Gateway Center 3
              100 Mulberry Street
             Newark, NJ07102-4077


                                  092476-10-5
                                  092476-20-4
                                  092476-30-3
                                  092476-40-2

[BlackRock logo omitted]

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